Exhibit 10.29

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

MASTER AGREEMENT FOR SERVICES

This Master Agreement for Services (the “Agreement”) is made and entered into on August 27, 2014 (the “Effective Date”), by and between Insmed Incorporated, a Virginia corporation having offices at 10 Finderne Avenue, Building 10, Bridgewater, NJ  08807-3365 (“Sponsor”) and SynteractHCR, Inc., a California Corporation with offices at 5759 Fleet Street, Suite 100, Carlsbad, CA 92008 and its affiliate SynteractHCR Deutschland GmbH office with an address of Albrechtstrasse 14 80636 Munich, Germany (collectively “SynteractHCR”).  Sponsor and SynteractHCR may each be hereinafter referred to as a “Party” or collectively, as the “Parties”.

WHEREAS, SynteractHCR is engaged in the business of providing services related to the design, implementation and management of clinical development programs for the pharmaceutical, biotechnology and medical device industries; and

WHEREAS, Sponsor desires to engage SynteractHCR to perform implementation and management services in connection with certain clinical trials pursuant to a specific protocol (“Protocol”) of pharmaceutical products (“Study Drug”) under development by or under control of Sponsor (each a “Study”);

NOW, THEREFORE in consideration of the premises and mutual promises and undertakings herein, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound do hereby agree as follows:

1.0          Services.  SynteractHCR shall use commercially reasonable efforts to provide services, including without limit maintaining study documentation, and manage the services provided by SynteractHCR Subcontractors (as defined in section 3.3), approved by Sponsor as specified in this Agreement and any associated Work Order(s) and Changes in Scope (both as defined below in Section 2.0) in accordance with the terms and conditions of this Agreement, the associated Work Order and any applicable Change in Scope, the applicable Protocol, applicable standard operating procedures, and all international, regional, federal, state and local laws, rules and regulations governing the performance of clinical investigations, human subjects research and subject data privacy, including without limit the Federal Food Drug, and Cosmetic Act (the “Act”), United States Food and Drug Administration  (“FDA”) regulations 21 C.F.R. Parts 50 and 56, guidances of the FDA, generally accepted standards of Good Clinical Practice (“GCP”) as set forth in Title 21 of the U.S. Code of Federal Regulations (“CFR”), the Health Insurance Portability and Accountability Act and implementing regulations (“HIPAA”) and United States Department of Health and Human Services (“HHS”) regulations 45 C.F.R. Part 46 and applicable guidances of the Office for Human Research Protection, the Federal Corrupt Practices Act, the UK Bribery Act and similar statutes or laws, and the EU/Swiss Safe Harbor certification (“Applicable Law”) (collectively the “Services”).  The Parties will agree on all Services to be provided and the performance of those Services will be authorized in writing through the execution of a Work Order.  SynteractHCR will dedicate qualified and appropriate resources to perform activities related to the project(s), to achieve mutually agreed to milestones and meet mutually agreed to timelines as set forth in each Work Order.  SynteractHCR shall keep appropriate records of the status and progress of a Study as required by the relevant Work Order and Applicable Law.

2.0          Work Orders.  SynteractHCR will provide Services as specified in one or more Work Order substantially in the form set out in Appendix A (each a “Work Order”).  Each Work Order will include

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detailed information with respect to a specific project, including the specifications; the deliverables (“Deliverables”); the nature and scope of the Services to be provided by SynteractHCR; Subcontractors (as defined in section 3.3), and any subcontractors SynteractHCR is requested to contract on behalf of the Sponsor with one or more Sponsor-Designated Vendors (as defined in section 3.1); any transfer of obligations from Sponsor to SynteractHCR; the timeline; milestones; the budget, including without limit projected pass-through expenses; and payment schedule.  To the extent any terms set forth in a Work Order conflict with the terms of this Agreement, the terms of this Agreement shall control.

2.1          Change Order Form.  The Parties will agree and document in a written amendment to the Work Order (each a “Change in Scope”) when there are any changes requested by Sponsor with regard to a Work Order.

2.2          Incorporation.      Work Orders and Changes in Scope will become effective when signed and delivered by respective authorized representatives of the Parties.  Once fully executed and delivered, the Work Order and Change in Scope shall be incorporated into this Agreement and will be subject to the terms and conditions set forth herein.

2.3          Project Staffing.  In performing the Services, SynteractHCR will assign personnel who are adequately trained, qualified, experienced and have the appropriate time and resources to conduct the work as specified in a Work Order.  SynteractHCR will ensure that all persons performing Services are bound by provisions at least as stringent as the  obligations of confidentiality, intellectual property, debarment, patient privacy, financial disclosure and adherence to Applicable Law of this Agreement (applicable to their performance of Services) prior to commencing such performance.  SynteractHCR shall provide Sponsor with the curriculum vitae of persons it identifies as key personnel providing Services, and also of other personnel providing Services as requested by Sponsor.  Sponsor shall have the right to request replacement of assigned personnel for cause, including but not limited to unsatisfactory performance or interpersonal conflicts.  SynteractHCR will promptly respond to any such request and make reasonable efforts to correct the situation in order to improve performance, or to provide a replacement, at its own expense, within a mutually agreeable timeframe.

2.4          Acceptance of Services.  Sponsor shall have the right to accept or reject the Service and/or Deliverable, or any portion thereof, in writing within *** (***) business days from receipt thereof.  Such acceptance or rejection shall be consistent with the criteria set forth in the Work Order, if any.  If Sponsor does not reject in writing within *** (***) business days, the Service and/or Deliverable shall be considered accepted by Sponsor, however this shall not prevent Sponsor from exercising other remedies in order to address unacceptable Services or Deliverables it discovers after the *** (***) days. Sponsor shall clearly state in writing the reasons for any rejection. Within *** (***) business days of any notice of rejection, SynteractHCR shall present a corrective plan of action to Sponsor.  Upon approval by Sponsor of the corrective plan, SynteractHCR, at no additional expense to Sponsor, shall then make the corrections and, where applicable, SynteractHCR shall resubmit the corrected Service or Deliverable to Sponsor.

2.5       Quality Agreement.  Within *** (***) days of the Effective Date, Sponsor and SynteractHCR will discuss and negotiate in good faith a formal Quality Agreement that establishes the quality strategies and team monitoring criteria to ensure that controls are in place to comply with ICH/GCP guidelines, applicable regulatory and legal requirements, as well as applicable Insmed/SynteractHCR standards and procedures for clinical studies.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.0          Third Party Vendors and Subcontracting.

3.1          Sponsor-Designated Vendors.  If Sponsor requests that SynteractHCR uses a particular third party vendor in connection with the Services (a “Sponsor-Designated Vendor”), the Work Order will incorporate the Sponsor-Designated Vendor agreement entered into by SynteractHCR on behalf of Sponsor (“Sponsor-Designated Vendor Contract”) budget, projected pass-through expenses, payment terms, and if applicable, a letter of indemnification.  Sponsor shall only be responsible for financial terms under a Sponsor-Designated Vendor Contract if Sponsor has provided prior written approval of such financial terms.  In the event that a Sponsor-Designated Vendor Contract is to be executed after the execution of the Work Order, then the additional Sponsor-Designated Vendor Contract terms and budget will be incorporated by written Change in Scope and incorporated into the Work Order.  Upon Sponsor’s request, SynteractHCR will contract with such Sponsor-Designated Vendor unless SynteractHCR does not wish to contract with that Sponsor-Designated Vendor based on commercially reasonable reasons (such as, but not limited to, the inability to agree with such Sponsor-Designated Vendor upon mutually acceptable terms after good-faith negotiations or a negative assessment in the reasonable exercise of SynteractHCR’s discretion of such Sponsor-Designated Vendor’s performance or abilities), in which case Sponsor may contract directly with such Sponsor-Designated Vendor and SynteractHCR shall, if retaining the management of such Sponsor-Designated Vendor, cooperate with such Sponsor-Designated Vendor and coordinate their efforts in the performance of the Services.  If SynteractHCR contracts with a Sponsor-Designated Vendor on behalf of Sponsor or facilitates Sponsor’s contracting with such Sponsor-Designated Vendor, then such Sponsor-Designated Vendor Contract shall include, without limitation, the Sponsor approved vendor budget and provisions addressing the specific duties and rights of the parties to the Sponsor-Designated Vendor Contract.  In no event will a Sponsor-Designated Vendor be construed to be an employee, agent, consultant, or representative of SynteractHCR, or be deemed to be a Subcontractor (as defined in Section 3.3).  Sponsor remains primarily responsible for the acts, omissions, performance (including willful misconduct) and ongoing quality of any Sponsor-Designated Vendor.

3.2          Clinical Trial Agreements.  If SynteractHCR will be negotiating the clinical trial agreement (“CTA”) and Study budget with the clinical investigational sites (“Sites”) on behalf of Sponsor, Sponsor will provide written approval on the Study specific CTA and budget templates to SynteractHCR for use during such negotiations.  Sponsor shall provide to SynteractHCR Sponsor’s negotiating parameters for CTA terms, subject budget amount, start-up and pass-through costs as the basis for negotiation with the Sites.  Any modification outside of such written parameters shall require approval of Sponsor.  In no event will a Site be construed to be an employee, subcontractor, agent, consultant, or representative of SynteractHCR, or be deemed to be a Subcontractor (as defined in Section 3.3).

3.3          Subcontracting.    With Sponsor’s prior written consent SynteractHCR may outsource the performance of certain Services under a specific Work Order to qualified third parties (“Subcontractor”), provided that (a) SynteractHCR notifies Sponsor of the proposed Subcontractor and identifies the specific Services to be performed by the Subcontractor,  (b) SynteractHCR ensures the Subcontractor has the requisite training, qualifications, experience, time and resources to perform, and ensures that the Subcontractor performs those  Services in a manner consistent with the terms and conditions of this Agreement, (c) SynteractHCR remains liable for the performance of the Subcontractor, and (d) SynteractHCR ensures that the Subcontractor has executed, prior to commencement of performance, an agreement containing provisions at least as stringent as the  obligations of, confidentiality, intellectual property, debarrment, patient privacy, financial disclosure and Applicable Laws (relative to Subcontractor’s performance of Services), set forth herein.  If SynteractHCR has an existing master agreement with a Subcontractor, which master agreement does not conform to Section 3.3(d) above, SynteractHCR shall include the missing provisions in a statement of work under such master agreement which shall be duly executed by the Subcontractor prior to commencement of performance.  In the event such additional provisions in the statement of work conflict with the existing master agreement and would be subordinate to

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the terms of the existing master agreement, then the SynteractHCR shall amend the terms of the master agreement to allow the additional terms of the statement of work to control.

4.0          Payments.  The Parties agree that the fees and other reimbursements, including but not limited to pass-through expenses, that SynteractHCR will receive for performing the Services hereunder will be outlined in each Work Order and are subject to the following terms and conditions.

4.1          Compensation for Services.

a.     SynteractHCR Services.  In consideration for the Services rendered hereunder, Sponsor shall compensate SynteractHCR at the rate set forth in each Work Order, together with reimbursement for other out-of-pocket expenses (without mark-up) actually incurred on behalf of Sponsor and approved in advance by Sponsor.  SynteractHCR shall invoice Sponsor as set forth in each Work Order hereto.

b.             Sponsor-Designated Vendor Services.  In connection with the Services rendered hereunder by a Sponsor-Designated Vendor SynteractHCR shall invoice Sponsor *** for any of the following Sponsor-Designated Vendor fees, which fees were subject to Sponsor’s prior written approval pursuant to Section 3.1 above:  start-up fees, if applicable, fees for the service provided and any of their pre-approved out-of-pocket expenses (***) actually incurred as set forth in each Work Order hereto.  SynteractHCR shall provide regular and timely reports of the specific financial balances and timelines required under the Sponsor-Designated Vendor Contracts, and the amount and timing of the corresponding payments due from Sponsor, in order to timely meet the payment obligations under the Sponsor-Designated Vendor Contracts.  Sponsor agrees to provide the required funds to SynteractHCR in a timely manner for the Sponsor-Designated Vendor payment as specified in the Work Order or applicable Change in Scope.  On behalf of Sponsor, SynteractHCR will pay the Sponsor-Designated Vendor.  In no event will SynteractHCR be required to disburse payments to any Sponsor-Designated Vendor if Sponsor has not made sufficient advance funds available to SynteractHCR to cover such fees, unless SynteractHCR has failed to comply with the above requirements.  In the event that SynteractHCR has invoiced Sponsor in a timely manner and Sponsor has nevertheless failed to advance the funds sufficient to cover the Sponsor-Designated Vendor payments, and these payments are not in dispute by Sponsor, Sponsor will, as soon as practical upon receipt of SynteractHCR’s invoice, pay to SynteractHCR the additional amounts required consistent with the specific Sponsor Designated Vendor Contract for such payments., and, except for amounts in dispute, if Sponsor does not provide funds to SynteractHCR within ***  (***) business days of the Sponsor-Designated Vendor Contract payment term (or within forty-eight hours of Sponsor’s receipt of the SynteractHCR invoice, if later), Sponsor agrees to reimburse SynteractHCR for any interest, not to exceed *** %/month,  required by the Sponsor-Designated Vendor Contract to be paid by SynteractHCR to the Sponsor Designated Vendor to the extent attributable to Sponsor’s delay in payment of the Sponsor-Designated Vendor invoices.

c.             Site Payments.  If SynteractHCR is paying Sites on behalf of Sponsor as a pass-through expense, Sponsor will provide adequate funds to SynteractHCR in advance for Site payments in accordance with a schedule and budget that corresponds with the schedule and budget in the executed Site agreement, and according to any additional terms as may be mutually agreed upon in writing in advance between the Parties.  In no event will SynteractHCR be required to disburse payments to any Sites if Sponsor has not made sufficient advance funds available to SynteractHCR to cover such disbursements.  In the event the funds advanced by Sponsor pursuant to this Section are insufficient to cover such payments, Sponsor will upon receipt of SynteractHCR’s invoice pay to SynteractHCR the additional amounts required consistent with the budget for such payments.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

d.             Subcontractor Payments.  SynteractHCR shall be solely responsible for all payments to Subcontractors for Services performed under this Agreement.  Separate and apart from other indemnification provided herein, SynteractHCR agrees to indemnify, hold harmless and defend Sponsor from any claims of failure to timely pay compensation to Subcontractors to the extent caused by SynteractHCR’s failure to timely submit payment to Subcontractors.

e.             Indemnification.  Separate and apart from other indemnification provided herein, Sponsor agrees to indemnify, hold harmless and defend SynteractHCR from any claims of failure to pay compensation by either Sponsor-Designated Vendor Services under Section 4.1 (b) or Sites under Section 4.1 (c) to the extent caused by Sponsor’s failure to timely submit payment to SynteractHCR invoice for Sponsor Designated Vendor or Site fees or pass-through expenses.

f.             The parties acknowledge and agree that the payments made under this Agreement represent the fair market value for the Services provided, and nothing in this Agreement incorporates or is intended to constitute, the solicitation, receipt or payment of any remuneration in return for referring an individual to Sponsor for the furnishing, or arranging for the furnishing, of any item or service for which payment may be made in whole or in part under a federal health care program, or in return for purchasing, leasing, ordering or arranging for or recommending purchasing, leasing or ordering any good, facility, service or item for which payment may be made in whole or in part under a federal health care program.

4.2          Invoices.

a.             SynteractHCR shall invoice the Sponsor on a monthly basis for Services provided or for Services determined by progress completion, including pass-through charges, in accordance with the project budget and schedule set forth in the applicable Work Order.    Unless amounts invoiced are subject to a valid dispute, payments for all invoices are due within *** (***) days of the date of receipt of invoice by Sponsor.  Interest will be charged at the rate of ***  percent (*** %) per month on undisputed amounts which remain unpaid after *** (***) days of receipt of the applicable invoice by Sponsor.  SynteractHCR retains the right to provide notice to terminate for material breach any Work Order when unpaid amounts outstanding greater than *** (***) days from invoice date, not subject to dispute, exceed the greater of (a) the amounts held on deposit, or (b) *** percent (*** %) of the total balance owed.

b.             In the event Sponsor deliberately suspends the execution of a Work Order for reasons not related to regulatory activity or for reasons outside of Sponsor’s reasonable control, for a period longer than *** (***) days (“On-Hold”) for reasons SynteractHCR is not liable for, Sponsor shall discontinue the Work Order or negotiate reasonable stand-by amounts during the On-Hold period.

c.             SynteractHCR shall be entitled to reasonable expenses incurred in its reasonable efforts to collect from Sponsor unpaid invoices on undisputed amounts overdue for more than *** (***) days including, without limitation, court costs and reasonable attorney’s fees.  In no event shall SynteractHCR be entitled to cease work under a Work Order based on disputed amounts.

d.             All invoices under this Agreement will be forwarded to Sponsor at *** with a copy to the Sponsor representative designated in the relevant Work Order.

4.4          Physician Payment Sunshine Act.  Sponsor shall retain the responsibility, if any, of reporting payments made to Health Care Institutions (HCI) and /or Health Care Professionals (HCP) as required in accordance with the Physician Payment Sunshine Act (the “PPSA”) or any other applicable national laws concerning payments to Health Care Institutions and/or Health Care Professionals.  On a periodic and mutually agreed basis to enable compliance with PPSA and using a mutually agreed upon format,

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SynteractHCR will report to Sponsor the HCI and HCP payments administered on Sponsor’s behalf, including but not limited to information about the amount of payments, the dates on which payments were made, the forms of payment, and the nature of payments, as required for compliance with PPSA.

5.0                               Term and Termination

5.1          Term.  The term of this Agreement shall begin on the Effective Date and continue, for a period of three (3) years, unless sooner terminated as permitted herein.  In the event of termination of this Agreement, by either Party, the terms and conditions of this Agreement will continue to be applicable until the completion of the Services described in any outstanding, uncompleted Work Order(s) unless such termination includes appropriate termination of the Work Order(s).

5.2          Termination without Cause. This Agreement and/or any Work Order may be terminated by Sponsor for any reason and without cause by providing thirty (30) days written notice to SynteractHCR.

5.3          Transition, Effect of Termination.  In the event of termination by Sponsor under section 5.2, by or by either Party under section 5.4 or 5.5, the termination process and associated fee will be as follows:

a.                                      Sponsor and SynteractHCR will meet within *** (***) days of receipt of such termination notice by the other Party to develop a plan for closing down any Study which is the subject of any terminated Work Order, which will include transferring any remaining tasks or other responsibilities to Sponsor or its designee and using commercially reasonable efforts to minimize the cost of closing down.

b.                                      Except with respect to work done by SynteractHCR that is the subject of Sponsor’s termination under section 5.4 for breach by SynteractHCR, Sponsor will pay to SynteractHCR *** up to the date of receipt of notice of termination, and the *** incurred in the performance of Services under a Work Order prior to termination, the costs of all non-cancellable commitments reasonably made up to the date of notice of termination, as well as the *** reasonably incurred in the course of winding down or closing out the terminated Work Order according to the agreed-upon plan for closing down.  However, in no event shall the total amount of fees due under a Work Order exceed ***, unless mutually agreed to by the Parties and memorialized in a Change in Scope.  Any overpayments or advanced funds paid by Sponsor shall be refunded to Sponsor within *** (*** ) days of termination.

5.4                               Termination for Cause.  Either Party may terminate this Agreement and/or a Work Order for a material breach of the Agreement by the other Party effective on giving thirty (30) days prior written notice of termination if such breach is not cured within the thirty (30) day notice period. For the purposes of this Agreement, material breach shall include, but not be limited to, non-payment of undisputed amounts due to SynteractHCR hereunder.

5.5          Termination for Insolvency.  Either Party may terminate this Agreement and/or a Work Order hereunder, effective immediately upon written notice to the other Party, upon the other party filing a voluntary petition in bankruptcy or having an involuntary bankruptcy petition filed against it, which is not dismissed within thirty (30) days after its institution.

5.6          Termination for Other Reasons.  Either Party may terminate this Agreement and/or a Work Order hereunder, effective immediately upon written notice to the other Party, upon the happening of the following events: (i) if continuation of the Services would pose an undue risk to the health and/or well-being of a Study participant, or (ii) if any certificate, authorization, approval or exemption from a regulatory

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authority required for the conduct of the Services is revoked, suspended, or expires without renewal, or (iii) if such party is of the reasonable opinion that the continuation of the Services would be in violation of applicable law.

5.7          Return of Sponsor funds.  Any overpayments or advanced funds paid by Sponsor shall be refunded to Sponsor within *** (***) days of termination or expiration of this Agreement.

5.8          Compensation for Premature Work Order Termination.  Pursuant to Article 5, if Sponsor terminates for any reason other than material breach of SynteractHCR pursuant to section 5.3 or insolvency of SynteractHCR pursuant to section 5.4, or if SynteractHCR terminates because of uncured material breach by Sponsor pursuant to section 5.3 or for Sponsor insolvency pursuant to section 5.4:

a.                                      a Work Order after commencement of a Study but prior to the agreed term of the Work Order, SynteractHCR is entitled to receive a compensation for *** properly incurred up to the date of notice of termination, non-cancellable reasonable expenses properly committed to prior to termination.  In no event shall the total amount of fees due under a Work Order exceed ***.

b.                                      a Work Order prior to the commencement of the Study SynteractHCR is entitled be reimbursed for all reasonable expenses properly incurred until the date of notice of termination.

6.0          Survival.   Expiration or termination of this Agreement or any applicable Work Order will not relieve the Parties of any obligation accruing prior to such expiration or termination.  In addition, Sections 4.0, 6.0, 7.0, 8.0, 9.0, 10.0, 11.0, 12.0, 13.0, 14.0, 15.0, 16.0, 17.0, 18.0 and 27.0 as well as any other sections which by their nature should survive, will survive expiration or termination of this Agreement indefinitely, or for the period of time noted in the specific clause.

7.0                               Representations and Warranties

7.1          Acknowledgments.  Sponsor acknowledges and agrees that the results of the Studies and Services performed hereunder are inherently uncertain and that, accordingly, there can be no assurance, representation or warranty by SynteractHCR that the drug, compound, device or other material which is the subject of a Study covered by this Agreement or any Work Order issued hereunder, either during the term of this Agreement or thereafter, will be successfully developed or, if so developed, will receive the required approval by the FDA or any other regulatory authority.

7.2          Mutual Representations.  Each of the Parties represents, warrants and covenants to the other that:

a.                                      it is a corporation duly incorporated, validly existing and in good standing;

b.                                      it has taken all necessary actions on its part to authorize the execution, delivery and performance of the obligations undertaken in this Agreement, and no other corporate actions are necessary with respect thereto;

c.                                       it is not a party to any agreement or understanding and knows of no law or regulation that would prohibit it from entering into and performing this Agreement;

d.                                      when executed and delivered by it, this Agreement will constitute a legal, valid and binding obligation of it, enforceable against it in accordance with this Agreement’s terms;

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e.                                       it is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for it to perform its obligations under this Agreement;

f.                                        it will perform its obligations hereunder in accordance with current industry standards, the terms of this Agreement and any Work Order issued hereunder;

g.                                       it will perform its obligations hereunder in accordance with all Applicable Law;

h.                                      to its knowledge, performance of its obligations hereunder will not infringe or violate the rights of any third party including but not limited to property, contractual, employment, trademark, trade secrets, copyright, patent, proprietary information and non-disclosure rights;

i.                                          it will not enter into any other agreements which would interfere with, delay or prevent performance of the obligations described herein; and

j.                                         it is aware, and will advise its respective employees who are informed of the matters that are subject of this Agreement, of restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person.

7.3                               Representations and Warranties of Sponsor.  Sponsor represents and warrants that:

a.                                      it has the right, title and interest in the Study Drug which is the subject of research covered by this Agreement or any Work Order (whether such right, title and interest is held solely by Sponsor or jointly with others);

b.                                      it has the legal right, authority and power to enter into this Agreement;

c.                                       it will obtain prior to commencement of the Study and maintain during the term of the Study all approvals and licenses necessary for the performance of the Study which is the subject of a Work Order issued hereunder; and

d.                                      If Sponsor requires SynteractHCR to use MedDRA or WHO Drug to code, analyze or report data for a Study, Sponsor represents and warrants that it has a current and valid license to use MedDRA and WHO Drug, as applicable.  If Sponsor does not currently have such licenses, it represents and warrants that such licenses will be in place prior to SynteractHCR’s delivery of data which is coded using such dictionaries. SynteractHCR will not be liable to Sponsor for use of data coded by SynteractHCR in accordance with a Work Order without proper licensing that is to be held by Sponsor, and Sponsor will hold SynteractHCR harmless and indemnify SynteractHCR for any claims where Sponsor has used the dictionaries without the proper licenses as required by Sponsor.

7.4                               Representations and Warranties of SynteractHCR.

a.                                      SynteractHCR represents and warrants that the personnel and Subcontractors assigned will have the proper skill, training, experience and resources to perform Services rendered under

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this Agreement and any applicable Work Order.

b.                                      SynteractHCR further represents and warrants that it will cooperate with and make available to Sponsor or to the responsible regulatory authority relevant records, programs, and data as may be reasonably requested by Sponsor for purposes related to filing and prosecution of Sponsor’s related regulatory filings.

c.                                       SynteractHCR shall disclose to Sponsor any financial interest, other than the payment for Services agreed to hereunder, that SynteractHCR may have in Sponsor or any Study.

8.0                               Debarment Certification.

8.1          Debarment.  SynteractHCR certifies that it has not been debarred under Section 306 of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §335a(a) or (b) and/or any equivalent local law or regulation or equivalent oversight body in a country other than the United States.  In the event that SynteractHCR becomes debarred, SynteractHCR agrees to notify Sponsor immediately.

8.2          Use of Debarred Individuals.  SynteractHCR certifies that it has not and will not use in any capacity the services of any individual, corporation, partnership, or association which has been debarred under Section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C §335a (a) or (b) and/or any equivalent local law or regulation or equivalent oversight body in a country other than the United States.  In the event that SynteractHCR becomes aware of or receives notice of the debarment of any individual, corporation, partnership, or association providing services to SynteractHCR, which relate to the Services being provided under this Agreement, SynteractHCR agrees to notify Sponsor immediately.

8.3          The obligation to notify Sponsor under this article 8.0 shall remain in force for one (1) year following expiration or termination of this Agreement.

9.0          Inspections.

9.1          Inspection by Sponsor.  During the term of this Agreement, SynteractHCR will permit employees of Sponsor or independent representatives of Sponsor who are not deemed by SynteractHCR, at its sole and reasonable discretion, competitors of SynteractHCR  to examine, at a reasonable time during normal business hours and subject to at least *** (***) business days prior written notice to SynteractHCR: (i) the facilities where the Services are being, will be or have been conducted, including sub-contractor(s); (ii) related Study documentation; and (iii) any other relevant information necessary or useful for Sponsor to confirm that the Services are being or will be or have been conducted in conformance with applicable standard operating procedures, the specific Work Orders, this Agreement and in compliance with Applicable Law.  SynteractHCR will provide copies of any materials reasonably requested by Sponsor during such inspection.  Sponsor shall have the right to conduct inspections for cause and to conduct co-monitoring without being restricted by the above prior notice and time requirements.  “To be considered a “competitor of SynteractHCR” for purposes of this Section, the third party must (a) provide the full range of services that SynteractHCR provides under this Agreement, (b) compete directly with SynteractHCR for projects and clients, (c) be comparable or greater in size to SynteractHCR, and (d) not be primarily focused on conducting auditing services”.

9.2          Inspection by Regulatory Authorities.  During the term of this Agreement, each Party will permit regulatory authorities to examine, (i) the facilities where the Services are being conducted; (ii) Study documentation; and (iii) any other relevant information, including information that may be designated by one or both of the Parties as confidential, reasonably necessary for regulatory authorities to confirm that the

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Services are being conducted in compliance with Applicable Laws.  Each Party will immediately notify the other if any regulatory authority schedules, or without scheduling, begins an inspection that relates to the Services or the Parties’ respective obligations hereunder unless prohibited by law or regulation from providing such notification.  Sponsor shall, to the extent permitted by the regulatory authority, have the right to participate in such inspection or audit.  SynteractHCR shall provide Sponsor with any copies of any correspondence from the regulatory authority, and allow Sponsor to review and comment on any responses made by SynteractHCR.

10.0        Disposition of Computer Files and Study Materials.  SynteractHCR will employ commercially reasonable technologies and procedures for the safe, secure and accurate collection, processing, and storage to prevent the loss or alteration of Sponsor’s Study data, documentation, and correspondence.  Upon termination of this Agreement, SynteractHCR will archive Sponsor computer-stored files and Study materials according to SynteractHCR’s internal standard operating procedures.  Sponsor may communicate any special request for the disposition of materials in writing to SynteractHCR.  Sponsor will bear all additional costs incurred by SynteractHCR in complying with any such special written instructions furnished by Sponsor.  SynteractHCR will provide a written estimate to Sponsor, and Sponsor will provide written approval, of all such costs prior to any action by SynteractHCR.

11.0        Ownership of Data and Intellectual Property.

a.                                      All data generated or derived from a Study (including without limitation, written, printed, graphic, video and audio material, and information contained in any computer database or computer readable form) generated by SynteractHCR in the course of conducting the Services (the “Data”) will be Sponsor’s property.  Any copyrightable work created in connection with performance of the Services (“Copyrights”) will be considered work made for hire, whether published or unpublished, and all rights therein will be the property of Sponsor as employer, author and owner of copyright in such work.

b.                                      SynteractHCR understands and agrees that the underlying rights to the intellectual property and materials that are the subject of each Work Order, including, without limitation, all intellectual property rights in Sponsor’s drug candidates or products, any invention or discovery, including, without limitation, new uses, processes, formulations, therapeutic combinations, methods, information, improvements, innovations, suggestions, ideas, data (including Data), results and reports, whether patentable or not, related to the Study Drug or any Protocol or Sponsor Information (as defined below in section 12.1) or conceived or reduced to practice in the course of conducting the Services (“Inventions”) are owned by Sponsor.  SynteractHCR will not acquire any rights of any kind whatsoever with respect to Sponsor’s drug candidates or products as a result of conducting Services hereunder.  All rights to any know-how, trade secrets, developments, discoveries, and Inventions (whether or not patentable) conceived or reduced to practice in the performance of work conducted under this Agreement by SynteractHCR’s employees, or Subcontractors, either solely or jointly with employees, agents, consultants or other representatives of Sponsor or third parties (the “Intellectual Property”), will be owned solely by Sponsor.  For value received, SynteractHCR agrees to assign and hereby does assign to Sponsor all right, title, and interest in and to Intellectual Property.  SynteractHCR, Subcontractors and their respective employees will sign and deliver to Sponsor all writings and provide all such documents, instruments, applications, and assignments, and do all such things as may be necessary, useful or appropriate to vest in Sponsor all right, title and interest in and to such Intellectual Property.  SynteractHCR will promptly disclose to Sponsor any such Intellectual Property arising under this Agreement.  Sponsor may, in its sole discretion, file and prosecute in its

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

name and at its expense, patent applications on any patentable inventions within the Intellectual Property.  Upon the request of Sponsor, and at the sole expense of Sponsor, SynteractHCR will assist Sponsor in the preparation, filing and prosecution of such patent applications and will execute and deliver any and all instruments necessary to effectuate the ownership of such patent applications and to enable Sponsor to file and prosecute such patent applications in any country.  These obligations shall continue beyond the termination of this Agreement, and shall be binding on the SynteractHCR’s assignees, successors, administrators and other legal representatives.

c.                                       SynteractHCR reserves the rights to information, ideas, data, concepts, methods, techniques, computer technical expertise and software proprietary to SynteractHCR (“SynteractHCR Proprietary Property”) which were developed before or incidental to the completion of the Service or any other responsibilities under the Work Order, except to the extent that improvements or modifications include, incorporate or are based upon Sponsor’s information, and excluding Inventions.  Improvements or enhancements made to SynteractHCR’s Proprietary Property which are independently developed incidental to the provision of Services hereunder will remain the sole property of SynteractHCR.  Sponsor may use SynteractHCR Proprietary Property free of charge to access, use, analyze or reproduce all data, results, and Deliverables, including without limit for interpretation purposes, submissions to regulatory authorities or for any purposes that are appropriate within the scope of this Agreement.

12.0                        Confidential Information

12.1                        Sponsor Confidential Information.

a.                                      Sponsor may disclose confidential information to SynteractHCR during the course of this Agreement.  All information provided by or on behalf of Sponsor or data collected by SynteractHCR during the performance of the Services is deemed to be the confidential information of Sponsor and is hereinafter referred to as “Sponsor Information”.  SynteractHCR will keep Sponsor Information confidential in a secure location and exercise the same degree of care as it does for its own confidential information, and at least a reasonable degree of care.  SynteractHCR will not disclose Sponsor Information to any third party, and shall only disclose Sponsor Information to its employees and Subcontractors who have a need to know such Sponsor Information in order to perform the Services.  SynteractHCR shall not use, and shall ensure that its permitted employees and Subcontractors shall not use, such Sponsor Information for any purpose other than the performance of Services without the prior written consent of Sponsor.

b.                                      SynteractHCR will ensure that it and its employees and Subcontractors involved in the Services will comply with terms substantively similar to the confidentiality provisions of this Agreement.

c.                                       SynteractHCR will exercise due care to prevent the unauthorized disclosure and use of Sponsor Information associated with the Services.

d.                                      This confidentiality, nondisclosure and nonuse provision will not apply to Sponsor Information that SynteractHCR can demonstrate by competent evidence:

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i.                  was known by SynteractHCR before initiation of the Services, as evidenced by written records;

ii.               was in the public domain at the initiation of the Services or subsequently became publicly available through no fault or action of SynteractHCR; or

iii.            was disclosed to SynteractHCR on a non-confidential basis by a third party authorized to so disclose it.

e.                                       In no event will either Party be prohibited from disclosing confidential information of the other Party to the extent required by law to be disclosed, provided that the disclosing Party provides the non-disclosing Party with written notice thereof unless prohibited by law or regulation from providing such notice, prior to disclosure, to the extent reasonably practicable, discloses only what is required to be disclosed by law or regulation, and, at the non-disclosing Party’s request and expense, cooperates with the non-disclosing Party’s efforts to obtain a protective order or other confidential treatment of the confidential information required to be disclosed.  Such disclosed information shall remain confidential to the extent it is not made publicly available by the manner in which disclosure is required by law to be made.

12.2                        SynteractHCR Confidential Information.  Sponsor agrees that all business processes, contract terms, prices, procedures, policies, methodologies, systems, computer programs, software, applications, databases, proposals and other documentation generally used by SynteractHCR and not developed solely for Sponsor and excluding all Sponsor Information are the exclusive proprietary and confidential property of SynteractHCR (hereinafter “SynteractHCR Information”). Sponsor agrees that all SynteractHCR Information, along with any improvement, alteration or enhancement made thereto during the course of the Services, will be the exclusive proprietary and confidential property of SynteractHCR, and will be subject to the same degree of protection as is required of SynteractHCR to protect Sponsor Information.

12.3                        Return or Destruction of Information.  At the conclusion of a Study, SynteractHCR will deliver to Sponsor all Sponsor Information in its possession unless Sponsor directs otherwise.  Upon the written request of the Sponsor, SynteractHCR shall either destroy or return to the Sponsor the Sponsor Information.  SynteractHCR shall use all reasonable efforts to destroy all notes, summaries, analyses and reports made by SynteractHCR’s employees and independent contractors containing such Sponsor Information; provided, however, that SynteractHCR shall be entitled to retain in confidence under this Agreement, including without limitation: (i) one (1) archived copy of Sponsor Information and all materials created by SynteractHCR and containing Sponsor Information, including without limitation notes and memoranda, solely for the purpose of administering SynteractHCR’s obligations under this Agreement; (ii) Sponsor Information contained in SynteractHCR’s electronic back-up files that are created in the normal course of business pursuant to SynteractHCR’s standard protocol for preserving its electronic records; and (iii) as required by Applicable Law.

12.4                        Third Party Confidential Information.

a.                                      Sponsor will need to disclose to SynteractHCR the confidential information of third parties, to which the following terms shall apply.  “Third Party Confidential Information” shall mean the *** including the accompanying script (“***”) developed by *** a Delaware corporation having offices at *** (“***”) and the *** (“***”) licensed from ***. The following terms shall apply to the *** (“*** Terms”):

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

i.                        SynteractHCR (A) shall not disclose to any third party, or use any part or all of the *** other than as required to perform Services; (B) shall take all reasonable steps to prevent the unauthorized disclosure of the *** to any third party; (C) shall limit access to the *** only to those employees and Subcontractors who have a need to know in order to perform Services and who are bound by the terms of this Agreement; and (D) shall not remove or destroy any proprietary or confidentiality notice on the *** or related materials.

ii.               SynteractHCR shall use the *** solely and only to the extent necessary to perform Services and shall not use it for any other study.  SynteractHCR shall not (A) transfer, reveal, market, sell, offer for sale, lease, license, sublicense, loan, or otherwise provide the *** to any third party, whether or not such action is for commercial advantage, or (B) create derivative works of, use, copy, modify, distribute, authorize the use of, publish, publicly perform, physically, optically, or digitally transmit, or display the whole or any portion of the ***, except as specifically authorized herein.  SynteractHCR acknowledges and agrees that the use of the *** to manipulate, report, distribute, or otherwise use any data in violation of any law or of any terms or limitations imposed by this Agreement shall be a violation of this Agreement and shall automatically terminate the rights granted in these *** Terms.

iii.            This Agreement shall not transfer any title or ownership rights in the ***, including any intellectual property embodied therein or arising therefrom, which title and ownership rights shall at all times remain with ***.

iv.           Except for completed *** for individual patients which shall remain as part of the individual patient’s data for so long as such files are kept, upon termination or expiration of the Agreement, or earlier request of Sponsor, SynteractHCR shall return to Sponsor or destroy all copies of the *** and certify in writing that they have done so, that it has not retained any copies, and that it has deleted any copies from all computers under its control, provided, however, that SynteractHCR may retain one (1) copy of the *** for archival purposes, which shall remain subject to the terms of this Agreement.

v.              These obligations shall survive expiration or termination of the Agreement.  In the event the *** is or becomes available in the public domain through no fault of any party or third party, SynteractHCR shall have the same rights as a third party would have with respect to the ***.

vi.           In the event of a conflict between these Third *** Terms and this Agreement, these *** Terms shall be controlling with regard to the *** only.

b.                                      The following terms shall apply to the *** (“*** Terms”)”:  The *** shall be used solely for performing Services and shall not be used for any other subject, Study or purpose.  No right is granted to SynteractHCR to use or reproduce the *** beyond that required to perform Services.  All intellectual property rights in the ***, including without limit rights in trademarks, trade secrets and copyright, shall be and remain at all times with ***, ***, and SynteractHCR shall have no such rights, title or interest in or to the ***.  SynteractHCR shall not remove or destroy any proprietary notice, including without limit copyright or trademark symbols, on the *** or related materials.  ***, *** shall be acknowledged as the source of the *** in any publication which mentions the ***.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

13.0                        Publication and Publicity.

13.1                        Publication.  Sponsor has the right to publish in any press or divulge at any meeting or symposia any report or result obtained from the Services.

13.2                        Publicity.  Except as is necessary to comply with applicable laws and regulations or to enforce their respective rights under this Agreement, or to a Party’s legal or financial advisors, and except as otherwise agreed to by the Parties in writing, the Parties shall keep the terms of this Agreement confidential.

Neither Party shall use, directly or by implication, the name of the other Party or any director, officer, employee or agent of the other Party or any adaptation thereof in connection with any products, publicity, promotion, advertising, or other public disclosure without the prior written approval of the other Party.

14.0                        Indemnification.

14.1                        Sponsor’s Agreement.  Sponsor shall indemnify, defend and hold harmless SynteractHCR and its employees, affiliates, directors, officers and agents (collectively, the “SynteractHCR Indemnitees”) from and against any and all damages, liabilities, losses, costs and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorney’s fees, reasonable expert witness and court costs (collectively, “Claims”), incurred in connection with any claim, demand, action, or proceeding brought by a third party arising from (a) personal injury or death resulting or arising from any Study Drug  supplied by Sponsor and used according to the Protocol in a clinical trial, (b)  Sponsor’s or Sponsor-Designated Vendor’s negligence or willful misconduct in connection with the Services and other work conducted under this Agreement or (c) Sponsor’s breach of any obligations, representations or warranties under this Agreement; provided however, that Sponsor shall have no obligation of indemnity hereunder with respect to a Claim to the extent that such Claim arises from (i) the negligence or intentional misconduct on the part of SynteractHCR Indemnitees or its Subcontractors, (ii) a material breach of any of SynteractHCR’s obligations, representations or warranties under this Agreement, or (iii) failure of a SynteractHCR Indemnitees to comply with Applicable Law or the Protocol.

14.2                        SynteractHCR’s Agreement. SynteractHCR shall indemnify, defend, and hold harmless Sponsor and its employees, affiliates, directors, officers and agents (collectively, the “Sponsor Indemnitees”) from and against any and all Claims incurred in connection with any claim, demand, action, or proceeding brought by a third party arising from (a) the negligence or intentional misconduct on the part of any of the SynteractHCR Indemnitees, (b) a breach of any of SynteractHCR’s obligations, representations or warranties under this Agreement; or (c) the failure of a SynteractHCR Indemnitees to comply with Applicable Law or the Protocol; provided, however, that SynteractHCR shall have no obligation of indemnity hereunder with respect to any Claim to the extent that such Claim arises from (i) the negligence or intentional misconduct on the part of Sponsor or Sponsor-Designated Vendor(s), or (ii) a breach of any of Sponsor’s obligations under this Agreement.

14.3                        Indemnification Procedure.  Each Party’s agreement to indemnify, defend, and hold harmless the other Party and its respective indemnitees is conditioned upon the indemnified party:  (i) providing prompt written notice to the indemnifying party of any claim, demand, or action arising out of the indemnified activities after the indemnified party has knowledge of such claim, demand, or action; (ii) permitting the indemnifying party to assume full responsibility and authority to investigate, prepare for, settle, and defend against any such claim, demand, or action; (iii) assisting the indemnifying party, at the indemnifying party’s reasonable expense, in the investigation of, preparation for and defense of any such claim, demand, or action; and (iv) not compromising or settling such claim, demand, or action without the indemnifying party’s written consent.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

15.0                        Limitation of Liability.

15.1                        SynteractHCR assumes no responsibility for Sponsor’s use of the results of the Studies.

15.2                        The Parties total liability in any way related to the subject matter of this Agreement, and regardless of whether the claim for such damages is based on contract, tort or any other legal theory is limited and shall not exceed ***

15.3                        NEITHER SPONSOR NOR SYNTERACTHCR SHALL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS OR PUNITIVE, CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY OR SPECIAL DAMAGES (INCLUDING LOST REVENUES OR LOST PROFITS) IN CONNECTION WITH ANY CAUSE OF ACTION FOR BREACH OF THIS AGREEMENT.  THE FOREGOING DOES NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATION WITH RESPECT TO THIRD PARTY CLAIMS.

16.0                        Insurance.

16.1                        Sponsor Insurance.  During the term of this Agreement, Sponsor shall maintain in full force and effect a policy or policies or self-insurance of:

a.                                      General Liability:  General liability insurance with limits of not less than *** (***) per occurrence and in the aggregate.  This general liability requirement may be satisfied through a combination of general liability and umbrella / excess liability policies;

f.                                        Products Liability:  Products liability insurance with limits of not less than *** (***) per occurrence and in the aggregate.

g.                                       Clinical Trials Insurance:  Clinical trials insurance in compliance with local compulsory requirements.

h.                                      Sponsor shall add SynteractHCR as an additional insured under its Products Liability and Clinical Trials insurance, which coverage shall not include coverage for claims arising out of the negligence or intentional misconduct of Synteract HCR.

16.2                        SynteractHCR Insurance.  SynteractHCR shall at all times during the term of this Agreement, provide and maintain at its own expense, the following types of insurance:

a.                                      Professional Liability: Professional Liability insurance covering all professional acts, errors and omissions in an amount of not less than *** (***) per occurrence and in the aggregate.  The Professional Liability insurance policy shall exist as a means of curing financial harm incurred by Sponsor or a third party.

b.                                      General Liability: Commercial General Liability insurance against claims for bodily injury and property damage in an amount of not less than *** (***) in the aggregate.

c.                                       Workers Compensation: Amounts in accordance with applicable law.

d.                                      SynteractHCR shall add Sponsor as an additional insured under SynteractHCR’s Products Liability and Clinical Trials insurance policy to cover claims against Sponsor for bodily

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

injury arising out of the negligence or intentional misconduct of SynteractHCR in the implementation and management of clinical Studies involving administration of the Study Drug to a patient.

16.3                        General Terms.

a.                                      All policies shall be issued by one or more insurance companies rated A- VII or better by the BEST Rating guide or its equivalent.

b.                                      Such insurance may be provided on a claims-made basis (with the exception of workers compensation and employers’ liability), however, such insurance shall have a retroactive date at least as early as the date that any work will be performed pursuant to the Agreement, and shall be maintained for a period (or shall have an extended reporting period) of at least *** (***) years after the termination of this Agreement.

c.                                       In the event that such policies are cancelled, terminated or altered, the insured Party shall endeavor to provide at least *** (***) days prior written notice to the other Party.

d.                                      Each Party shall upon request provide the other Party with a Certificate(s) of Insurance reflecting such endorsement(s) or evidence of specific policy language granting such coverage.

e.                                       It is agreed and understood that the above limits are minimum required amounts and are not limitations of liability.

17.0                        Independent Contractor.  SynteractHCR and Sponsor are independent contractors.  Nothing in this Agreement will be construed to create the relationship of partners, joint venturers, or employer and employee between Sponsor and SynteractHCR or SynteractHCR’s employees or Subcontractors.  Neither Party, nor its employees, or independent contractors will have authority to act on behalf of or bind the other Party in any manner whatsoever unless otherwise authorized in this Agreement or a specific Work Order or in a separate writing signed by both Parties.

18.0                        Employment.  During the term of this Agreement and for *** (***) months after the expiration or termination of this Agreement, the Parties agree that neither Party shall solicit for employment or hire any employee or independent contractor of the other Party without that Party’s prior written consent.  For avoidance of doubt, responding to a public announcement of an open position that was posted by the Sponsor or SynteractHCR or introduction by a third party recruiter shall not be considered solicitation and there shall be no prohibition against hiring such employee.

19.0                        Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing in English and shall be deemed given if delivered personally or when delivered by commercial messenger or courier service, or mailed by U.S. registered or certified mail (return receipt requested) or its foreign equivalent, to the Party at the Party’s address written below.  If sent by mail, the notice delivery will be deemed effective three (3) business days after mailing in accordance with this Section.

If to Sponsor:	If to SynteractHCR:

Insmed Incorporated	SynteractHCR, Inc.
10 Finderne Avenue	5759 Fleet Street

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Building 10, Suite F	Suite 100
Bridgewater, NJ 08807-3365	Carlsbad, CA 92008
Attn: General Counsel	Attn: Contract Services
Fax: ***

Each Party may change its address and/or contact person for such notices and communications by written notice to the other Party in accordance with this Section.

20.0                        Force Majeure.  If the performance of this Agreement by SynteractHCR or Sponsor is prevented, restricted, interfered with or delayed (either totally or in part) by reason of any cause beyond the control of the Parties (including, but not limited to, acts of God, explosion, disease, weather, war, insurrection, terrorism, civil strike, riots or extensive power failure), the Party so affected will, upon giving notice to the other Party as soon as is practical, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party will use reasonable efforts to avoid or remove such causes of non-performance and will continue performance whenever such causes are removed.

21.0                        Severability.  If any of the provisions or a portion of any provision of this Agreement is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and/or the remaining provisions will not be affected thereby.  The Parties agree that they will negotiate in good faith to replace any provision hereof so held invalid, illegal or unenforceable with a valid provision, which is similar as possible in substance to the invalid, illegal or unenforceable provision.

22.0                        Assignment.  Sponsor may assign its rights and obligations under this Agreement (a) to an Affiliate, or (b) in conjunction with a sale or transfer of the business or assets to which this Agreement relates (whether by stock purchase, asset purchase, merger or otherwise), and SynteractHCR may make assignment(s) to financial institutions or other lenders solely of the right to payments due to SynteractHCR hereunder; otherwise, this Agreement may not be assigned in whole or in part by either Party except with the prior written consent of the other Party.  Any assignment not in compliance with this Section will be null, void and of no effect.  This Agreement will be binding upon and inure to the benefit of each Party’s permitted assigns and successors-in-interest.  No assignment will relieve either Party of the performance of any accrued obligation that such Party may then have under this Agreement.

23.0                        Waiver.  No waiver of any term, provision or condition of this Agreement (whether by conduct or otherwise) in any one or more instances will be deemed to be construed as a further or continuing waiver of such term, provision or condition or of any other term, provision or condition of this Agreement.

24.0                        Entire Agreement.  This Agreement, including all Work Orders attached hereto contains the full understanding of the Parties with respect to the Services and supersedes all previous written or oral representations, agreements and understandings between the Parties concerning the subject matter hereof. This Agreement will not be modified in any way except in writing and signed by a duly authorized representative of Sponsor and an authorized officer of SynteractHCR.

25.0                        English Language.  The Parties hereto confirm that this Agreement as well as any other documents relating hereto, including notices, and excluding any document required by law to be in another language, have been and shall be drawn up in the American English language only.

26.0                        Headings.  This Agreement contains headings only for convenience and the headings do not constitute or form a part of this Agreement and should not be used in the construction of this Agreement.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

27.0                        Dispute Resolution.  In the event that any dispute arises relating to this Agreement, the Parties shall promptly meet and attempt to resolve such dispute through good faith discussions.  If the Parties are unable to resolve any dispute to their mutual satisfaction within *** (***) days after the dispute arose, and do not agree to extend the time for resolution of the issue, then the Parties shall escalate such dispute to the Chief Executive Officer of Sponsor and the Chief Executive Officer of SynteractHCR for resolution.  The two CEOs will use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed.  In the event the dispute is not resolved through negotiation within *** (***) days after the dispute arose, and the Parties do not agree to extend the time, the parties will submit to confidential, non-binding mediation before a mutually acceptable mediator.  Each Party will designate at least one corporate officer with full authority to resolve the dispute that will attend and participate in the mediation.  If the dispute remains unresolved *** (***) days after the dispute arose, and the Parties do not agree to extend the time for mediation, then each Party will be free to pursue any available remedy at law or in equity.  Each Party will bear its own legal fees and any costs incurred under this Section.

28.0                        Governing Law.   This Agreement will be governed by, and construed and enforced in accordance with the laws of New York and will be binding upon the parties hereto in the United States and worldwide, without regard to the conflicts of law provisions.  Any dispute arising out of this Agreement shall be submitted exclusively to the competent courts of New York County, New York without restricting any rights of appeal.

29.0                        Work with Competitors.  During the term of this Agreement, SynteractHCR may contract for work with competitors of the Sponsor or other groups, however, SynteractHCR affirms that it does not have and shall not enter into an agreement which would restrict its ability to fulfill this Agreement.  SynteractHCR agrees that in fulfilling contracts with others, it shall not use or disclose any confidential or proprietary information of Sponsor as set forth in Section 12.0.

30.0                        Counterparts.  This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of both Parties.  This Agreement may be executed by facsimile or exchange of PDF copies, and in two or more counterparts, each of which will be deemed an original document, and all of which, together with this writing, will be deemed one instrument.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

SynteractHCR, Inc.		Insmed Incorporated

/s/ Stewart Bieler		/s/ Gina Eagle
Name:	Stewart Bieler	Name:	Gina Eagle, MD
Title:	CAO	Title:	VP, Clinical Operations
Date:	August 27, 2014	Date:	September 16, 2014

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

APPENDIX A — FORM OF WORK ORDER

Insmed Incorporated -  SynteractHCR, Inc.

Work Order 1

<List Services> Services for:

<Study Title> <Protocol >

Table of Contents

1	Incorporation	22
2	Statement of Services (Add Services to Table)	22
3	Project Specifications (List Project Specifications)	22
4	Miscellaneous	22
4.1	Backup and Security	22
4.2	Language	22
5	Project Costs	23
5.1	Assumptions (List Project Assumptions)	23
5.2	Cost Estimates	23
5.3	Pass-Through Costs	24
5.4	Payment Terms	24
5.5	Overscope	25
5.6	Invoices and Payment Correspondence	25

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

INSMED INCORPORATED — SYNTERACTHCR

WORK ORDER X

COMPREHENSIVE SERVICES

1                      Incorporation

This Work Order X is made and entered on <Day, Month, Year> (“Effective Date”) between Insmed Incorporated (“Sponsor”) and SynteractHCR, Inc. (“SynteractHCR”).  Unless specifically stated otherwise in this Work Order X, the Master Agreement for Services, signed on <Date> between Sponsor and SynteractHCR shall govern the provision of services set forth in this Work Order X for comprehensive clinical trial services in support of Sponsor’s protocol <Protocol >.

2                      Statement of Services (Add Services to Table)

The table below describes the activities (“Services”) that would be performed for this study as detailed in this Work Order X.  This Work Order X with any incorporated Work Order Amendments will collectively hereinafter be referred to as the “Project”.

X= primary responsibility; (X) = secondary responsibility

Activity	Sponsor	Synteract HCR

3                      Project Specifications (List Project Specifications)

4                      Miscellaneous

Backup and Security

SynteractHCR performs incremental *** backups *** server locations, ***.  The *** backups are retained for a *** period.  Every week, a full backup is written to media and stored off-site for a *** retention period at ***.  All backups are verified and logged by the Global Systems staff.  Quarterly tapes are stored offsite at *** for *** years.  Offsite data is available within a few hours of requesting the data from ***.

All clinical data is stored ***  No clinical data are stored on local workstations.  Access to the clinical data files is restricted based on directory permission levels that are determined by job function.  Databases are password protected, and only SynteractHCR authorized personnel have access.  No clinical data will be altered or updated without going through the proper application interface.  ***

All connections to SynteractHCR’s secure web portal, used for document viewing, downloading, and Argus are encrypted using ***  Published applications, like *** and *** are secured via our

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

***.  A secure FTP server is available for uploading files to the SynteractHCR network.  SynteractHCR utilizes *** for securing e-mail communication if requested by Sponsor.

Language

It is assumed that all deliverables will be provided in English for this study.

5                      Project Costs

Assumptions  (List Project Assumptions)

Number of Enrolled Patients

Number of Screened Patients

Number of Sites

Project Duration (Months)

Clinical Operations (Months)

Patient Enrollment Duration

Patient Treatment/Follow-up Duration

Patient Enrollment/Treatment Duration (Months)

Number of Unique CRF Pages

Number of CRF pages/patient

Total Number of CRF Pages

Number of Edit Checks

Number of queries per patient

Number of coded items/patient

Number of Analysis Datasets

Number of Tables

Number of Figures

Number of Listings

Number of ADaM Datasets

Number of SDTM Domains

Number of TDM Datasets

The following assumptions have also been made in determining the cost estimates:

1.                    (List General Assumptions for the Project)

Cost Estimates

With the exception of flat rate items, SynteractHCR will only charge for actual time spent per task and will not exceed the project study maximum without an approved change order.  Site Visits are listed in the budget on a per visit cost basis, however these tasks will be invoiced on an hourly basis based on the actual work performed.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

TIME AND MATERIALS - <Data Collection System>

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE
Clinical Operations

Clinical Operations Subtotal
Safety Surveillance

Safety Surveillance Subtotal
Data Management

Data Management Subtotal
Biostatistics & Medical Writing

Biostatistics & Medical Writing Subtotal
Project Management

Project Management Subtotal
Study Total

Rates stated in this Work Order are current through ***.  As of January 1st of each year starting in *** SynteractHCR’s activity rates will increase in accordance with the latest ***.

Pass-Through Costs

<List anticipated expenses> expenses are considered study-related pass-through costs and are not included in the above cost estimates.  ***

Estimated pass-through costs have been provided in the table below:

Item	Number	Unit	Cost Per Unit	Total

Total

Payment Terms

An advance of *** ($XXXX) of the Cost Estimate ($XXXX) is due upon signing this Work Order X.  Sponsor will then be invoiced monthly for actual work performed.  Flat-rate items will be billed upon completion of the deliverable or monthly as indicated in the Cost Estimates provided above.  At the completion of the project, if payments received by SynteractHCR exceed the cost of the work completed, SynteractHCR will reimburse Sponsor for the amount overpaid.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Sponsor’s payment of SynteractHCR’s invoices shall in no way be conditioned or delayed pending Sponsor’s receipt of payment from any third party.  Additionally, SynteractHCR shall be entitled to expenses incurred in its efforts to collect unpaid invoices from Sponsor, if necessary, including, without limitation, court costs and reasonable attorney’s fees.

Overscope

If, in the opinion of SynteractHCR, and mutually agreed to by Sponsor, the scope of the work exceeds what is described in this Work Order X, the nature, time, and cost of work over scope will be documented in a change order and provided to Sponsor.   A Work Order Amendment will be generated by SynteractHCR to reflect these changes and will be reviewed, mutually agreed to, and signed by SynteractHCR and Sponsor.  If the scope of Services in a Work Order Amendment causes the total Project cost estimate to increase, SynteractHCR, at its discretion, reserves the right to request from Sponsor an additional advance to be payable to SynteractHCR. The advance held by SynteractHCR for the Project will not exceed ***.

Invoices and Payment Correspondence

SynteractHCR will send invoices via US Mail and email> to the following mailing address and Email:

Insmed Incorporated

10 Finderne Avenue

Building 10

Bridgewater, NJ 08807-3365

Attn:       Accounts Payable

Phone:   ***

Email:  ***

With an email copy to:

*** at ***

Phone or email correspondence in regard to payment inquiries should be addressed to the following individuals:

If to Sponsor:	If to SynteractHCR:

Insmed Incorporated	SynteractHCR, Inc.
10 Finderne Avenue	5759 Fleet Street
Building 10	Suite 100
Bridgewater, NJ 08807-3365	Carlsbad, CA 92008
Attn:	Attn: Accounts Receivable
Phone: ***	Phone: ***
Email: ***	Email: ***

Each Party may change its address and/or contact person for such notices and communications by written notice to the other party in accordance with this Section.

To pay an invoice via wire transfer, Sponsor will use the following information to process the payment:

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Account Name:  SynteractHCR, Inc.

Bank Name:  ***

Bank Address: ***

Account Number:  ***

Routing Number:  ***

For invoices paid via wire transfer or ACH, Sponsor will send a remittance of the payment to Accounts Receivable at *** or fax number ***.

IN WITNESS WHEREOF, the parties have caused this Work Order to be executed by duly authorized representatives as of the Work Order X Effective Date.

SynteractHCR, Inc.	Insmed Incorporated

Name:	Name:
Title:	Title: